Exhibit 10.2

COMPANY GUARANTY

This COMPANY GUARANTY, dated as of December 19, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, this “Company Guaranty”), is made by TIBCO SOFTWARE INC., a Delaware corporation (the “Guarantor”) in favor of BANK OF AMERICA, N.A., as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Lenders and the L/C Issuer (together with the Administrative Agent, collectively, the “Lender Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of December 19, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Guarantor, the Designated Borrowers party thereto, the Lenders and the Administrative Agent, the Lenders and the L/C Issuer have extended Commitments to make Credit Extensions to the Borrowers; and

WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, the Guarantor is required to execute and deliver this Company Guaranty.

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the L/C Issuer to make Credit Extensions to the Borrowers, the Guarantor agrees, for the benefit of each of the Lender Parties, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms when used in this Company Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Company Guaranty” is defined in the preamble.

“Guaranteed Obligations” is defined in Section 2.1(a).

“Guarantor” is defined in the preamble.

“Lender Parties” is defined in the preamble.

“Termination Date” means the date on which all Obligations (other than contingent indemnity obligations in respect of which no claim has been asserted or any Obligations under any Covered Cash Management Agreement or Covered Hedge Agreement) have been paid in full in cash, all Letters of Credit have been terminated or have expired (or have been Cash Collateralized), and all Commitments shall have been terminated.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Company Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1. Company Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably:

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Designated Borrower (collectively, the “Guaranteed Obligations”) now or hereafter existing, whether for principal, interest (including interest accruing at the then Applicable Rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.01(f) or (g) of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable Law following the institution of a proceeding under bankruptcy, insolvency or similar Laws), fees, reimbursement obligations with respect to the Letters of Credit or otherwise, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b) indemnifies and holds harmless each Lender Party for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by such Lender Party in enforcing any rights under this Company Guaranty;

provided that the Guarantor shall only be liable under this Company Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Company Guaranty, as it relates to the Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Company Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Loan Party or any other Person before or as a condition to the obligations of the Guarantor hereunder.

SECTION 2.2. Payments Set Aside. To the extent that any payment by or on behalf of the Guarantor is made to any Lender Party, or any Lender Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

SECTION 2.3. Guaranty Absolute, etc. This Company Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The liability of the Guarantor under this Company Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Lender Party:

(i) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

(ii) to exercise any right or remedy against any other guarantor (including any Borrower or any other Guarantor) of, or collateral (if any) securing, any Guaranteed Obligation;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

(d) any reduction, limitation, impairment or termination of any Guaranteed Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligation or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral (if any) or of any Person that is (or will become) a guarantor of the Guaranteed Obligations, or any surrender or non perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Lender Party securing any of the Guaranteed Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor.

SECTION 2.4. Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Company Guaranty or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Company Guaranty or any other Loan Document and although such obligations of the Guarantor may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 2.4 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Company Guaranty and any requirement that any Lender Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to the Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Lender Parties in the exact form received by the Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.7; provided that if the Guarantor has made payment to any Lender Party of all or any part of the Guaranteed Obligations and the Termination Date has occurred, then at the Guarantor’s request, the Administrative Agent (on behalf of the Lender Parties) will, at the expense of the Guarantor, execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the

Guarantor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Company Guaranty to any of the Lender Parties.

SECTION 2.7. Payments; Application. The Guarantor hereby agrees with each Lender Party as follows:

(a) All payments made by the Guarantor hereunder will be made in Dollars or other applicable Alternative Currency to the Administrative Agent, without setoff, counterclaim or other defense and in accordance with Sections 3.01 and 8.03 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.01 and 8.03 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Company Guaranty by this reference as if set forth herein; provided that references to the “Borrower” in such Sections shall be deemed to be references to the Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Company Guaranty.

(b) All payments made hereunder shall be applied upon receipt as set forth in Section 8.03 of the Credit Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender Parties to enter into the Credit Agreement and make Credit Extensions thereunder, the Guarantor represents and warrants to each Lender Party as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article V of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to the Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Company Guaranty by reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, etc. The Guarantor has knowledge of each other Loan Party’s financial condition and affairs and has adequate means to obtain from each such Loan Party on an ongoing basis information relating thereto and to such Loan Party’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Company Guaranty is in effect. The Guarantor acknowledges and agrees that the Lender Parties shall have no obligation to investigate the financial condition or affairs of any Loan Party for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Loan Party that might become known to any Lender Party at any time, whether or not such Lender Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Guaranteed Obligations.

SECTION 3.3. Best Interests. It is in the best interests of the Guarantor to execute this Company Guaranty inasmuch as the Guarantor will, as a result of holding 100% of the Equity Interests, whether directly or indirectly, of each Designated Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to each Designated Borrower by the Lenders and the L/C Issuer pursuant to the Credit Agreement, and the Guarantor agrees that the Lender Parties are relying on this representation in agreeing to make Credit Extensions to the applicable Designated Borrower.

ARTICLE IV

COVENANTS, ETC.

The Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VI and VII and Section 8.01(f) and (g) of the Credit Agreement) which are applicable to the Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Company Guaranty by this reference as though specifically set forth in this Article.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Company Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof. To the extent of any conflict between the terms contained in this Company Guaranty and the terms contained in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Company Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and its successors, transferees and assigns; provided that the Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Company Guaranty, nor consent to any departure by the Guarantor from its obligations under this Company Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.01 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile or via other electronic means and addressed, delivered or transmitted to the appropriate party at the address or facsimile number or e-mail address of such party specified in the Credit Agreement or at such other address or facsimile number or e-mail address as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile or via other electronic means, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 5.5. Intentionally Omitted.

SECTION 5.6. Release of Guarantor. Upon the occurrence of the Termination Date, this Company Guaranty and all obligations of the Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party.

SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5 hereof, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 5.8. Section Captions. Section captions used in this Company Guaranty are for convenience of reference only, and shall not affect the construction of this Company Guaranty.

SECTION 5.9. Severability. If any provision of this Company Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Company Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.10. Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS COMPANY GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS COMPANY GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER OR ANY OTHER LENDER PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS COMPANY GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 5.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS COMPANY GUARANTY AND THE OTHER

LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.12. Counterparts. This Company Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Company Guaranty by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Company Guaranty.

SECTION 5.13. ENTIRE AGREEMENT. THIS COMPANY GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the Guarantor has caused this Company Guaranty to be duly executed and delivered by its Responsible Officer as of the date first above written.

TIBCO SOFTWARE INC.

By:	/s/ William R. Hughes
Name: William R. Hughes Title: EVP, General Counsel & Secretary

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE LENDER PARTIES:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jeffrey P. Mills
Name: Jeffrey P. Mills
Title:Assistant Vice President